Exhibit 99.1

Moleculin Announces Successful Engineering Run for Production of Annamycin

HOUSTON – July 19, 2016 – Moleculin Biotech, Inc., (NASDAQ: MBRX) ("Moleculin" or the "Company"), a preclinical and clinical-stage pharmaceutical company focused on the development of anti-cancer drug candidates, some of which are based on license agreements with The University of Texas System on behalf of the M.D. Anderson Cancer Center, today confirmed that it has validated an engineering run of Annamycin from a new combination of suppliers. Davos Pharma of Upper Saddle River, New Jersey successfully coordinated the conversion of Annamycin API (Active Pharmaceutical Ingredient) into L-Annamycin, the final drug product to be used in our next planned clinical trial.

“Production of the liposomal nanoparticle form of Annamycin is a complex process requiring highly specialized facilities,” said Walter Klemp, Chairman and Acting CEO of Moleculin. “Our longstanding partnership with Davos Pharma made it possible to coordinate production of Annamycin API by an existing supplier, Olon S.p.A., in Italy and conversion of that API into finished drug product by Symbiosis Pharmaceutical Services, a Scottish contract pharmaceutical manufacturer, who had not previously worked with Annamycin. Importantly, we believe both manufacturers have the experience and capability to supply Annamycin on a commercial scale.”

“Being able to successfully validate the drug from this engineering run increases our comfort that we will have adequate supply of Annamycin for our planned Phase IIb clinical trial,” Mr. Klemp continued. “It also allows the management team to focus on the goal of obtaining an accelerated approval pathway for Annamycin based on the encouraging results from the last Phase I/II clinical trial for the treatment of acute leukemia.”

About Moleculin Biotech, Inc.

Moleculin Biotech, Inc. is a preclinical and clinical-stage pharmaceutical company focused on the development of anti-cancer drug candidates, some of which are based on discoveries made at M.D. Anderson Cancer Center. Our lead product candidate is Annamycin, a Phase II clinical stage anthracycline for the treatment of relapsed or refractory acute myeloid leukemia, more commonly referred to as AML. We also have two pre-clinical small molecule portfolios, one of which is focused on the modulation of hard-to-target tumor cell signaling mechanisms and the recruitment of the patient’s own immune system. The other portfolio targets the metabolism of tumors.

For more information about the offering, please visit http://www.moleculin.com

Forward-Looking Statements

Some of the statements in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties. Forward-looking statements in this press release include, without limitation, obtaining an accelerated approval pathway for Annamycin and the ability of the manufacturers to supply Annamycin on a commercial scale. These statements relate to future events, future expectations, plans and prospects. Although Moleculin Biotech believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Moleculin Biotech has attempted to identify forward-looking statements by terminology including ''believes,'' ''estimates,'' ''anticipates,'' ''expects,'' ''plans,'' ''projects,'' ''intends,'' ''potential,'' ''may,'' ''could,'' ''might,'' ''will,'' ''should,'' ''approximately'' or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors, including those discussed under the heading "Risk Factors" in our Registration Statement on Form S-1 originally filed with the Securities and Exchange Commission on February 1, 2016, as amended (Registration No. 333-209323).  Any forward-looking statements contained in this release speak only as of its date. We undertake no obligation to update any forward-looking statements contained in this release to reflect events or circumstances occurring after its date or to reflect the occurrence of unanticipated events.

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